UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 11, 2001

                           Kelly's Coffee Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)


               33-2128-D                      84-1062062
               ---------                      ----------
              (Commission                    (IRS Employer
              File Number)              Identification Number)




                          c/o Richard Surber, President
                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 4.           Changes in Registrant's Certifying Accountant

On September 11, 2001 Mantyla McReynolds of Salt Lake City ("Mantyla"), the principal accountant engaged to audit the Company's financial statements informed Kelly's Coffee Group, Inc. (the "Company") that it was resigning from that position effective immediately.

The audit reports of Mantyla on the Company's financial statements for the fiscal year ending December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal year ending December 31, 2000 and the subsequent interim periods through June 30, 2001, and up to September 11, 2001, the date of Mantyla's resignation, the Company had no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Mantyla to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Company provided Mantyla with a copy of this report prior to filing it with the SEC. The Company requested that Mantyla furnish the Company with a letter to the SEC stating whether Mantyla agrees with the above statements. A copy of that letter dated September 17, 2001 is filed as Exhibit 16(i) to this Form 8-K.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT    PAGE
NO.        NO.  DESCRIPTION

16(i)      *    Resignation letter from Mantyla McReynolds dated September 12,
                2001.

16(ii)     *    Letter from Mantyla McReynolds stating that it has reviewed the
                Form 8-K and has no objection to the statements made within it.


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Kelly's Coffee Group, Inc.

Signature                                             Date



By:  /s/ Richard Surber                              September 17, 2001
   --------------------------------
Name:    Richard Surber
Title:   President

                                (Letterhead of)
                              Mantyla Mc Reyonlds
                         5872 South 900 East Suite 250
                           Salt Lake City, Utah 84121


September 11, 2001


Richard Surber
Kelly's Coffee Group, Inc.
268 West 400 South Suite 300
Salt Lake City, Utah 84101

Dear Mr. Surber,

This will constitute formal notification of our resignation as auditors of Kelly's Coffee Group, Inc., effective immediately. Please be advised that you have a Form 8K filing responsibility in conjunction wiht this resignation. We suggest that you consult your legal counsel concerning this.


Sincerely,

Mantyla Mc Reyonlds

Kim G. Mc Reyonlds
-------------------------------
Kim G. Mc Reyonlds, CPA

                                 (Letterhead of)
                              Mantyla Mc Reyonlds
                         5872 South 900 East Suite 250
                           Salt Lake City, Utah 84121


September 17, 2001


Securities and Exchange Commission
450 West Fifth Street N.W.
Washington DC 20549


Ladies and Gentlemen:

We have read Item 4 of Kelly's Coffee Group, Inc.'s Form 8-K dated September 17, 2001, and are in agreement with the statements contained therein regarding our resignation as auditors.


Very Truly Yours,

Mantyla Mc Reyonlds

/s/ Mantyla Mc Reyonlds
-------------------------------